                                                                    EXHIBIT 10.3

                         MAGMA DESIGN AUTOMATION, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN


                     (Adopted by the Board on May 4, 2001)

                                                                    EXHIBIT 10.3

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
SECTION 1 Purpose Of The Plan ............................................   1


SECTION 2 Definitions ....................................................   1

            (a) "Accumulation Period" ....................................   1
            (b) "Board" ..................................................   1
            (c) "Code" ...................................................   1
            (d) "Committee" ..............................................   1
            (e) "Company" ................................................   1
            (f) "Compensation" ...........................................   1
            (g) "Corporate Reorganization" ...............................   1
            (h) "Eligible Employee" ......................................   2
            (i) "Exchange Act" ...........................................   2
            (j) "Fair Market Value" ......................................   2
            (k) "IPO" ....................................................   2
            (l) "Offering Period" ........................................   2
            (m) "Participant" ............................................   2
            (n) "Participating Company" ..................................   2
            (o) "Plan" ...................................................   2
            (p) "Plan Account" ...........................................   2
            (q) "Purchase Price" .........................................   3
            (r) "Stock" ..................................................   3
            (s) "Subsidiary" .............................................   3

SECTION 3 Administration Of The Plan .....................................   3

            (a) Committee Composition ....................................   3
            (b) Committee Responsibilities ...............................   3

SECTION 4 Enrollment And Participation ...................................   3

            (a) Offering Periods .........................................   3
            (b) Accumulation Periods .....................................   3
            (c) Enrollment ...............................................   3
            (d) Duration of Participation ................................   3
            (e) Applicable Offering Period ...............................   4

SECTION 5 Employee Contributions .........................................   4

            (a) Frequency of Payroll Deductions ..........................   4
            (b) Amount of Payroll Deductions .............................   4
            (c) Changing Withholding Rate ................................   4
            (d) Discontinuing Payroll Deductions .........................   5
            (e) Limit on Number of Elections .............................   5

SECTION 6 Withdrawal From The Plan .......................................   5

            (a) Withdrawal ...............................................   5
            (b) Re-enrollment After Withdrawal ...........................   5

SECTION 7 Change In Employment Status ....................................   5

            (a) Termination of Employment ................................   5
            (b) Leave of Absence .........................................   5
            (c) Death ....................................................   5

SECTION 8 Plan Accounts And Purchase Of Shares ...........................   6

            (a) Plan Accounts ............................................   6
            (b) Purchase Price ...........................................   6
            (c) Number of Shares Purchased ...............................   6
            (d) Available Shares Insufficient ............................   6
            (e) Issuance of Stock ........................................   6
            (f) Unused Cash Balances .....................................   6
            (g) Stockholder Approval .....................................   7

SECTION 9 Limitations On Stock Ownership .................................   7

            (a) Five Percent Limit .......................................   7
            (b) Dollar Limit .............................................   7

SECTION 10 Rights Not Transferable .......................................   7

SECTION 11 No Rights As An Employee ......................................   8


SECTION 12 No Rights As A Stockholder ....................................   8


SECTION 13 Securities Law Requirements ...................................   8


SECTION 14 Stock Offered Under The Plan ..................................   8

            (a) Authorized Shares ........................................   8
            (b) Antidilution Adjustments .................................   8
            (c) Reorganizations ..........................................   8

SECTION 15 Amendment Or Discontinuance ...................................   9

SECTION 16 Execution .....................................................   9

                         MAGMA DESIGN AUTOMATION, INC.
                         ----------------------------

                       2001 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------


SECTION 1 Purpose Of The Plan.
-----------------------------

     The Plan was adopted by the Board on May 4, 2001, effective as of the date of the IPO. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2 Definitions.
---------------------

     (a)  "Accumulation Period" means a three-month period during which
           -------------------
contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

     (b)  "Board" means the Board of Directors of the Company, as constituted
           -----
from time to time.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (d)  "Committee" means a committee of the Board, as described in Section 3.
           ---------

     (e)  "Company" means Magma Design Automation, Inc., a Delaware Corporation.
           -------

     (f)  "Compensation" means (i) the compensation paid in cash to a
           ------------
Participant by a Participating Company, including salaries, wages, incentive compensation, bonuses, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, commissions, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     (g)  "Corporate Reorganization" means:
          -------------------------

             (i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

             (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

     (h)  "Eligible Employee" means any employee of a Participating Company
           -----------------
whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

     The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

     (i)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     (j)  "Fair Market Value" means the market price of Stock, determined by
           -----------------
the Committee as follows:

             (i) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

             (ii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

             (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported
                                             -------------------
directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

     (k)  "IPO" means the initial offering of Stock to the public pursuant to a
           ---
registration statement filed by the Company with the Securities and Exchange Commission.

     (l)  "Offering Period" means a 24-month period with respect to which the
           ---------------
right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 4(a).


     (m)  "Participant" means an Eligible Employee who elects to participate in
           -----------
the Plan, as provided in Section 4(c).

     (n)  "Participating Company" means (i) the Company and (ii) each present or
           ---------------------
future Subsidiary designated by the Committee as a Participating Company.

     (o)  "Plan" means this Magma Design Automation, Inc. 2001 Employee Stock
           ----
Purchase Plan, as it may be amended from time to time.

     (p)  "Plan Account" means the account established for each Participant
           ------------
pursuant to Section 8(a).

     (q)  "Purchase Price" means the price at which Participants may purchase
           --------------
Stock under the Plan, as determined pursuant to Section 8(b).

     (r)  "Stock" means the Common Stock of the Company.
           -----

     (s)  "Subsidiary" means any corporation (other than the Company) in an
           ----------
unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3 Administration Of The Plan.
------------------------------------

     (a)  Committee Composition.  The Plan shall be administered by the
          ---------------------
Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     (b)  Committee Responsibilities. The Committee shall interpret the Plan and
          --------------------------
make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 4 Enrollment And Participation.
--------------------------------------

     (a)  Offering Periods. While the Plan is in effect, four Offering Periods
          ----------------
shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each February 1, May 1, August 1 and November 1, except that the first Offering Period shall commence on the date of the IPO and end on October 31, 2003.

     (b)  Accumulation Periods. While the Plan is in effect, four Accumulation
          --------------------
Periods shall commence in each calendar year. The Accumulation Periods shall consist of the three-month periods commencing on February 1, May 1, August 1 and November 1, except that the first Accumulation Period shall commence on the date of the IPO and end on January 31, 2002.

     (c)  Enrollment. Any individual who, on the day preceding the first day of
          ----------
an Offering Period (other than the initial Offering Period), qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 15 days prior to the commencement of such Offering Period. All Eligible Employees shall be automatically enrolled in the initial Offering Period under the Plan.

     (d)  Duration of Participation. Once enrolled in the Plan, a Participant
          -------------------------
shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b). A Participant who discontinued employee contributions under Section 5(d) or 9(b) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

     (e)  Applicable Offering Period.  For purposes of calculating the purchase
          --------------------------
price under Section 8(b), the applicable Offering Period shall be determined as follows:

             (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of: (A) the end of such Offering Period; (B) the end of his or her participation under Subsection (d) above; or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

             (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

             (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5 Employee Contributions.
--------------------------------

     (a)  Frequency of Payroll Deductions. A Participant may purchase shares of
          -------------------------------
Stock under the Plan solely by means of payroll deductions; provided, however, that in the initial Accumulation Period, Participants may also purchase shares of Stock by making a lump sum cash payment at the end of the Accumulation Period. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

     (b)  Amount of Payroll Deductions. An Eligible Employee shall designate on
          ----------------------------
the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%. During the initial Accumulation Period, no payroll deduction will be made unless a Participant timely files the proper form with the Company after a registration statement covering the Stock is filed and effective under the Securities Act of 1933, as amended.

     (c)  Changing Withholding Rate. If a Participant wishes to change the rate
          -------------------------
of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

     (d)  Discontinuing Payroll Deductions. If a Participant wishes to
          --------------------------------
discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. In addition, employee contributions may be discontinued automatically pursuant to Section 9(b). A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     (e)  Limit on Number of Elections. No Participant shall make more than 1
          ----------------------------
election under Subsection (c) or (d) above during any Accumulation Period.

SECTION 6 Withdrawal From The Plan.
----------------------------------

     (a)  Withdrawal. A Participant may elect to withdraw from the Plan by
          ----------
filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period; provided, however, that in the initial Accumulation Period, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     (b)  Re-enrollment After Withdrawal.  A former Participant who has
          ------------------------------
withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7 Change In Employment Status.
-------------------------------------

     (a)  Termination of Employment. Termination of employment as an Eligible
          -------------------------
Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.

     (b)  Leave of Absence. For purposes of the Plan, employment shall not be
          ----------------
deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     (c)  Death. In the event of the Participant's death, the amount credited to
          -----
his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 8 Plan Accounts And Purchase Of Shares.
----------------------------------------------

     (a)  Plan Accounts. The Company shall maintain a Plan Account on its books
          -------------
in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

     (b)  Purchase Price. The Purchase Price for each share of Stock purchased
          --------------
at the close of an Accumulation Period shall be the lower of:

             (i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

             (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 4(e)) or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

     (c)  Number of Shares Purchased. As of the last day of each Accumulation
          --------------------------
Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 6(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 4,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

     (d)  Available Shares Insufficient. In the event that the aggregate number
          -----------------------------
of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under
Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (e)  Issuance of Stock. Certificates representing the shares of Stock
          -----------------
purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     (f)  Unused Cash Balances. An amount remaining in the Participant's Plan
          --------------------
Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's

Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or
Section 14(a) shall be refunded to the Participant in cash, without interest.

     (g)  Stockholder Approval. Any other provision of the Plan notwithstanding,
          --------------------
no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

SECTION 9 Limitations On Stock Ownership.
----------------------------------------

     (a)  Five Percent Limit. Any other provision of the Plan notwithstanding,
          ------------------
no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

             (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

             (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

             (iii) Each Participant shall be deemed to have the right to purchase up to 4,000 shares of Stock under this Plan with respect to each Accumulation Period.

     (b)  Dollar Limit.  Any other provision of the Plan notwithstanding, no
          ------------
Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

     Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

     For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10 Rights Not Transferable.
----------------------------------

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11 No Rights As An Employee.
-----------------------------------

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12 No Rights As A Stockholder.
-------------------------------------

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 13 Securities Law Requirements.
--------------------------------------

     Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 14 Stock Offered Under The Plan.
---------------------------------------

     (a)  Authorized Shares. The maximum aggregate number of shares of Stock
          -----------------
available for purchase under the Plan is One Million (1,000,000) shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002 equal to the lesser of (i) Three Million (3,000,000) shares,
(ii) three percent (3%) of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to
Section 14.

     (b)  Antidilution Adjustments. The aggregate number of shares of Stock
          ------------------------
offered under the Plan, the 4,000 share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

     (c)  Reorganizations. Any other provision of the Plan notwithstanding,
          ---------------
immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15 Amendment Or Discontinuance.
--------------------------------------

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 16 Execution.
--------------------

     To record the adoption of the Plan by the Board on May 4, 2001, the Company has caused its authorized officer to execute the same.

                                               Magma Design Automation, Inc.


                                               By: /s/ Rajeev Madhavan
                                                  ---------------------------
                                                   Rajeev Madhavan
                                                   Chief Executive Officer

                         MAGMA DESIGN AUTOMATION, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN

                         Initial Enrollment/Change Form

     Name: ___________________________________________

     Home Address: ___________________________________

                   ___________________________________

     Social Security Number: ____- __ - ____

     1. Automatic Enrollment. I understand that I am automatically enrolled in the first Offering Period of the Magma Design Automation, Inc. 2001 Employee Stock Purchase Plan (the "Plan"). I may pay for the shares at the end of the first Accumulation Period (_________, 2001) by making a lump-sum payment to the Company up to fifteen percent (15%) of my compensation during the initial Accumulation Period, which will be applied to the purchase of shares of the Company's Common Stock pursuant to the Plan. I may sign up for payroll withholding under Section 2 below (which will only become effective after the Company files an effective registration statement covering the Common Stock under the Securities Act of 1933, as amended) or withdraw from the Plan without penalty by checking the box in Section 3 below.

     If I fail to tender the lump-sum payment, and do not authorize payroll withholding pursuant to Section 2 below, I will automatically be withdrawn from the Plan and must enroll as of the beginning of a new Offering Period in order to participate in the Plan.

     2. [_] Payroll Withholding. Instead of making a lump sum payment, I hereby authorize the Company to withhold ___ % of my compensation (as defined in the Plan) from each of my paychecks as long as I continue to participate in the Plan. That amount will be applied to the purchase of shares of the Company's Common Stock pursuant to the Plan. The percentage must be a multiple of 1%, up to a maximum of 15%.

     Note: Your participation will continue as long as you remain eligible, unless you withdraw from the Plan by filing the appropriate form with the Company. You can only change your contribution rate once in any Accumulation Period. The change cannot be to a rate higher than your initial withholding rate in the Accumulation Period. The change will be effective when you file the appropriate form with the Company.

     3. [_] Withdrawal from Plan. By checking the box, I indicate that I do not wish to participate in the Plan at this time. I understand that I may enroll in the Plan as of the beginning of any Offering Period commencing on or after ________, 2001.

     4. Brokerage Account, Notification of Sale. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to establish an account with __________________ for this purpose and to sign all required forms. I understand that I must notify the Company of any disposition of shares purchased under the Plan.

     5. Acknowledgment and Signature. I acknowledge that I have received a copy of the Summary and Prospectus summarizing the major features of the Plan and the Memorandum describing the special enrollment provisions for this first Offering Period. I have read the Summary and Prospectus, the Memorandum and this form and hereby agree to be bound by the terms of the Plan.


     Signature:_________________________     Date:_______________________

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